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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- APRIL 3, 2009

RIVERSOURCE GLOBAL TECHNOLOGY FUND (PROSPECTUS DATED DEC. 30, 2008)  S-6395-99 N

At a Special Meeting of Shareholders schedule to be held on June 2, 2009, shareholders who owned shares of RiverSource Global Technology Fund on April 3, 2009 will vote on the merger of RiverSource Global Technology Fund into Seligman Global Technology Fund, a fund that seeks long-term capital appreciation.

For more information about Seligman Global Technology Fund, please call 1-800-221-2450 for a prospectus.

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S-6395-6 A (4/09)